SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2012

TONGXIN INTERNATIONAL LTD.
(Exact name of registrant as specified in its charter)

British Virgin Islands (State or other jurisdiction of incorporation)	333-147086-01 (Commission File No.)	(IRS Employer Identification No.)

199 Pierce Street, Suite 202, Birmingham, Michigan 48009
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (248) 593-8330

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 23, 2012, Tongxin International Ltd., issued a press release announcing that United States District Court for the Central District of California granted final approval of the settlement agreement entered between Tongxin and the plaintiffs in the class-action lawsuits against the Company filed in January 2011. The final judgment and order of dismissal with prejudice was entered on July 20, 2012 and filed on July 9, 2012.

Under the settlement agreement, all shareholder lawsuits against the Company will be terminated in return for payment of a total settlement amount of $3 million, which is to be paid by the Company’s D&O insurance carrier.

A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K and the press release filed as an exhibit to this Form 8-K may contain statements regarding the Company’s expectations plans, goals, objectives, assumptions or information about future events, any and all of which may constitute forward-looking statements or information under applicable securities laws. Such forward-looking statements or information are based on a number of assumptions which may prove to be incorrect. Although the Company believes that the expectations reflected in such forward-looking statements or information are reasonable, undue reliance should not be placed on forward-looking statements because the Company can give no assurance that such expectations will prove to be correct.

All forward-looking statements or information are based on current expectations, estimates and projections that involve a number of risks and uncertainties which could cause actual results to differ materially from those anticipated by the Company and described in the forward-looking statements or information. These risks and uncertainties include those described in the Company’s reports to the SEC, and, among others, the cost and timing of implementing restructuring actions, the Company’s ability to generate cost savings or manufacturing efficiencies to offset or exceed contractually or competitively required price reductions or price reductions to obtain new business, conditions in the automotive industry, certain global and regional economic conditions, the continuing ability of the Company to prepare and timely file statements or reports with the SEC, and the effect of any goodwill impairment analyses that the Company may perform in the future. If one or more of these risks or uncertainties materialize (or the consequences of such a development changes), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected.

The forward-looking statements or information contained in this Form 8-K and the press release filed as an exhibit to this Form 8-K are made as of the date hereof and the Company undertakes no obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release dated July 23, 2012 issued by Tongxin International Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TONGXIN INTERNATIONAL LTD.

Date: July 23, 2012	By:	/s/ William E. Zielke
Name: William E. Zielke Its: Chief Executive Officer